UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 15, 2003

                            ULTRALIFE BATTERIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

        0-20852                                          16-1387013
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York                 14513
-----------------------------------------               ----------
(Address of principal executive offices)                (Zip Code)

                                 (315) 332-7100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financials and Exhibits.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1  Press Release dated October 15, 2003

Item 9. Regulation FD Disclosure.

The Company has received an order valued at approximately $4.2 million from the U.S. Army Communications and Electronics Command (CECOM) for its BA-5372/U military batteries. The order represents another production release under the $32 million NextGen II, 5-year Small Cylindrical Battery contract, which CECOM awarded to Ultralife in June 2002. The company expects to deliver against the order throughout 2004. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ULTRALIFE BATTERIES, INC.

Dated:  October 15, 2003                        By: /s/Robert W. Fishback
                                                    ---------------------------
                                                    Robert W. Fishback
                                                    Vice President of Finance &
                                                    Chief Financial Officer

                                Index to Exhibits

(99) Additional Exhibits

      99.1  Press Release dated October 15, 2003


                                       3